EEM-Q1

Quarterly Report
October 31, 2025
MFS®  Emerging Markets
Equity Research Fund

Portfolio of Investments
10/31/25 (unaudited)
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
Common Stocks – 100.5%
Alcoholic Beverages – 1.8%
China Resources Beer Holdings Co. Ltd.	9,500	$32,520
Kweichow Moutai Co. Ltd., “A”	200	40,206
		$72,726
Automotive – 3.4%
BYD Co. Ltd.	4,300	$55,669
Mahindra & Mahindra Ltd.	2,030	79,745
		$135,414
Biotechnology – 0.6%
Hugel, Inc. (a)	119	$21,883
Brokerage & Asset Managers – 1.0%
B3 S.A. - Brasil Bolsa Balcao	16,800	$39,533
Business Services – 2.2%
Infosys Ltd.	2,837	$47,372
Kanzhun Ltd.	3,700	40,783
		$88,155
Chemicals – 1.6%
UPL Ltd.	7,706	$62,510
Computer Software – 1.2%
Kingsoft Corp. Ltd.	6,000	$26,145
Totvs S.A.	2,500	20,618
		$46,763
Computer Software - Systems – 4.6%
Hon Hai Precision Industry Co. Ltd.	4,000	$33,506
Lenovo Group Ltd.	20,000	29,239
Samsung Electronics Co. Ltd.	1,599	120,647
		$183,392
Construction – 3.3%
Anhui Conch Cement Co. Ltd.	13,000	$38,713
Midea Group Co. Ltd., “A”	3,800	40,813
Techtronic Industries Co. Ltd.	4,500	52,583
		$132,109
Consumer Products – 0.4%
Amorepacific Corp.	178	$15,105
Consumer Services – 1.0%
Localiza Rent a Car S.A.	3,088	$22,638
MakeMyTrip Ltd. (a)	202	16,160
		$38,798
Electrical Equipment – 0.8%
WEG S.A.	3,900	$30,519
Electronics – 22.0%
ASE Technology Holding Co. Ltd.	9,000	$72,460
Globalwafers Co. Ltd.	2,000	33,050
Largan Precision Co. Ltd.	1,000	72,054
MediaTek, Inc.	1,000	42,614

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Electronics – continued
SK Hynix, Inc.	295	$115,743
Taiwan Semiconductor Manufacturing Co. Ltd.	11,000	536,743
		$872,664
Energy - Independent – 4.0%
PT United Tractors Tbk	40,200	$65,026
Reliance Industries Ltd.	5,663	94,822
		$159,848
Energy - Integrated – 2.4%
Galp Energia SGPS S.A., “B”	2,677	$53,675
Petroleo Brasileiro S.A., ADR	1,364	15,877
Petroleo Brasileiro S.A., ADR	768	8,486
Petronet LNG Ltd.	5,079	16,092
		$94,130
Engineering - Construction – 0.2%
Doosan Bobcat, Inc.	231	$9,777
Food & Beverages – 1.3%
Arca Continental S.A.B. de C.V.	2,627	$25,444
Gruma S.A.B. de C.V.	1,628	27,628
		$53,072
Food & Drug Stores – 2.2%
Jeronimo Martins, SGPS S.A.	1,302	$33,527
Raia Drogasil S.A.	6,159	22,896
Walmart de Mexico S.A.B. de C.V.	9,440	31,208
		$87,631
Gaming & Lodging – 0.5%
Sands China Ltd.	7,600	$19,796
Insurance – 2.9%
AIA Group Ltd.	4,600	$44,665
China Pacific Insurance Co. Ltd.	8,600	34,862
Samsung Fire & Marine Insurance Co. Ltd.	114	35,326
		$114,853
Leisure & Toys – 9.1%
NetEase, Inc., ADR	332	$46,513
Tencent Holdings Ltd.	3,900	315,692
		$362,205
Machinery & Tools – 1.6%
Delta Electronics, Inc.	2,000	$64,734
Major Banks – 3.2%
Banco Bradesco S.A., ADR	17,464	$59,028
National Bank of Greece S.A.	4,684	68,811
		$127,839
Medical & Health Technology & Services – 0.6%
Hangzhou Tigermed Consulting Co. Ltd.	2,800	$23,570

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Metals & Mining – 2.6%
Industries Qatar Q.S.C.	10,846	$37,832
Vale S.A., ADR	5,469	66,120
		$103,952
Natural Gas - Distribution – 1.1%
China Resources Gas Group Ltd.	15,900	$43,707
Network & Telecom – 0.9%
Accton Technology Corp.	1,000	$35,132
Oil Services – 0.6%
ADNOC Drilling Co. PJSC	14,304	$21,731
Other Banks & Diversified Financials – 16.3%
Bank of Cyprus Holdings PLC	5,172	$47,573
China Construction Bank Corp.	96,000	95,128
China Merchants Bank Co. Ltd.	9,000	56,336
Credicorp Ltd.	219	57,159
Emirates NBD Bank PJSC	9,663	73,927
HDFC Bank Ltd.	10,275	114,277
Kasikornbank PLC	7,500	43,258
KB Financial Group, Inc.	440	36,009
Kotak Mahindra Bank Ltd.	1,957	46,344
PT Bank Negara Indonesia (Persero) Tbk	119,800	31,553
Saudi Awwal Bank	5,069	43,738
Sberbank of Russia PJSC (a)(u)	11,152	0
		$645,302
Pharmaceuticals – 0.5%
Sun Pharmaceutical Industries Ltd.	1,134	$21,598
Precious Metals & Minerals – 1.0%
Gold Fields Ltd., ADR	989	$37,987
Specialty Stores – 3.4%
Alibaba Group Holding Ltd., ADR	450	$76,694
PDD Holdings, Inc., ADR (a)	420	56,645
		$133,339
Telecom Services – 1.0%
Hellenic Telecommunications Organization S.A.	1	$19
PT Telekom Indonesia	202,900	39,164
		$39,183
Tobacco – 1.2%
ITC Ltd.	9,854	$46,661
Total Common Stocks		$3,985,618
Mutual Funds (h) – 0.4%
Money Market Funds – 0.4%
MFS Institutional Money Market Portfolio, 4.12% (v)	14,530	$14,533

Other Assets, Less Liabilities – (0.9)%		(35,485)
Net Assets – 100.0%		$3,964,666

(a)	Non-income producing security.

Portfolio of Investments (unaudited) – continued
(h)
An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $14,533 and
$3,985,618, respectively.

(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy.
(v)
Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the
annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
See attached supplemental information. For more information see notes to financial statements as disclosed in the most recent semiannual or annual report.

Supplemental Information
10/31/25 (unaudited)
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial
Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(1) Investment Valuations
Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other

Supplemental Information (unaudited) – continued
significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of October 31, 2025 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
China	$1,053,235	$—	$—	$1,053,235
Taiwan	890,293	—	—	890,293
India	545,581	—	—	545,581
South Korea	354,490	—	—	354,490
Brazil	285,715	—	—	285,715
Indonesia	135,743	—	—	135,743
Hong Kong	117,044	—	—	117,044
United Arab Emirates	95,658	—	—	95,658
Portugal	87,202	—	—	87,202
Other Countries	420,657	—	0	420,657
Investment Companies	14,533	—	—	14,533
Total	$4,000,151	$—	$0	$4,000,151
For further information regarding security characteristics, see the Portfolio of Investments. At October 31, 2025, the fund held one level 3 security valued at $0, which was also held and valued at $0 at July 31, 2025.
(2) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers for the period ended October 31, 2025:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$49,380	$410,818	$445,667	$1	$1	$14,533

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$513	$—
(3) Issuer Country Weightings
Issuer country weighting percentages of portfolio holdings based on net assets, as of October 31, 2025, are as follows:
China	26.1%
Taiwan	22.1%
India	13.5%
South Korea	8.8%
Brazil	7.1%
Indonesia	3.4%
Hong Kong	2.9%
United Arab Emirates	2.4%
Portugal	2.2%
Other Countries	11.5%
(4) Russia and Ukraine Conflict
The fund invests in securities and/or derivative instruments that are economically tied to Russia and/or Ukraine. Escalation of the conflict between Russia and Ukraine in late February 2022 caused market volatility and disruption in the tradability of Russian securities, including closure of the local securities market, temporary restriction on securities sales by non-residents, and disruptions to clearance and payment systems. To the extent that the fund is unable to sell securities, whether due to market constraints or to the sanctions imposed on Russia by

Supplemental Information (unaudited) – continued
the United States and other countries, those securities are considered illiquid and the value of those securities reflects their illiquid classification. Additionally, since there is no assurance on collectability of dividends declared by certain Russian issuers, all such dividends, related receivables, and/or currency denominated in Rubles, if applicable, have been valued at $0. Management continues to monitor these events and to evaluate the related impacts on fund performance.